UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 14, 2011
SS&C Technologies Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34675	71-0987913

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
SS&C Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28430	06-1169696

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (860) 298-4500
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
On December 6, 2010, SS&C Technologies, Inc. (the “Company”), a Delaware corporation and wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“Holdings”), acquired all of the outstanding shares of capital stock of PC Consulting, Inc., a Utah corporation (“TimeShareWare”), and TimeShareWare became a wholly-owned subsidiary of the Company. On March 10, 2011, the Company acquired all of the outstanding shares of capital stock of BenefitsXML, Inc., a Delaware corporation (“BenefitsXML”), and BenefitsXML became a wholly-owned subsidiary of the Company.
Matters Relating to the Credit Agreement
As required by the Credit Agreement, dated as of November 23, 2005, as amended, among Sunshine Acquisition II, Inc. (“Sunshine”), the Company, SS&C Technologies Canada Corp., the Lenders named therein, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, and Bank of America, N.A., as Documentation Agent (as amended, the “Credit Agreement”), TimeShareWare and BenefitsXML each entered into an Assumption Agreement (collectively, the “Assumption Agreements”), dated as of April 14, 2011, in favor of the Administrative Agent. Pursuant to the Assumption Agreements, each of TimeShareWare and BenefitsXML became a party, as an Additional Grantor thereunder, to the Guarantee and Collateral Agreement, dated as of November 23, 2005, by and among Sunshine, Holdings, the Company and certain of its subsidiaries in favor of the Administrative Agent, and granted certain security interests in connection therewith.
Matters Relating to the Indenture
As required by the Indenture, dated as of November 23, 2005, among Sunshine, the Company, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), relating to the Company’s 11 3/4% Senior Subordinated Notes due 2013 (the “Indenture”), as supplemented by the First Supplemental Indenture dated as of April 27, 2006, the Second Supplemental Indenture dated as of September 1, 2009, the Third Supplemental Indenture dated as of December 22, 2009 and the Fourth Supplemental Indenture dated as of April 12, 2010, on April 14, 2011, (i) the Company, TimeShareWare and the Trustee entered into a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) and a related Note Guarantee (the “TimeShareWare Note Guarantee”), pursuant to which TimeShareWare became a Guarantor under the Indenture and unconditionally guaranteed all of the Company’s obligations under the Indenture and the notes issued thereunder and (ii) the Company, BenefitsXML, Inc. and the Trustee entered into a Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) and a related Note Guarantee (the “BenefitsXML Note Guarantee”), pursuant to which BenefitsXML became a Guarantor under the Indenture and unconditionally guaranteed all of the Company’s obligations under the Indenture and the notes issued thereunder
Copies of the Assumption Agreements, Fifth Supplemental Indenture, Sixth Supplemental Indenture, TimeShareWare Note Guarantee and BenefitsXML Note Guarantee are attached as Exhibits to this Current Report on Form 8-K, and are incorporated herein by reference as though fully set forth herein. The foregoing summaries of the Assumption Agreements, Fifth Supplemental Indenture, Sixth Supplemental Indenture, TimeShareWare Note Guarantee and BenefitsXML Note Guarantee and the transactions contemplated thereby are qualified in their entirety by the complete text of the respective agreements filed herewith.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
See Exhibit Index attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.
Date: April 14, 2011	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES, INC.
Date: April 14, 2011	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Assumption Agreement, dated as of April 14, 2011, by PC Consulting, Inc. in favor of JPMorgan Chase Bank

10.2	Assumption Agreement, dated as of April 14, 2011, by BenefitsXML, Inc. in favor of JPMorgan Chase Bank

10.3	Fifth Supplemental Indenture, dated as of April 14, 2011, among SS&C Technologies, Inc., PC Consulting, Inc. and Wells Fargo Bank, National Association

10.4	Sixth Supplemental Indenture, dated as of April 14, 2011, among SS&C Technologies, Inc., BenefitsXML, Inc. and Wells Fargo Bank, National Association

10.5	Note Guarantee by PC Consulting, Inc.

10.6	Note Guarantee by BenefitsXML, Inc.